Exhibit 99.1

LeMaitre Q2 2023 Financial Results

BURLINGTON, MA, August 1, 2023 - LeMaitre (Nasdaq:LMAT), a provider of vascular devices, implants and services, today reported Q2 2023 results, announced a $0.14/share quarterly dividend and provided guidance.

Q2 2023 Financial Results

●	Sales $50.1mm, +19% (+16% organic) vs. Q2 2022
●	Op. income $9.5mm, +63% (+8% adjusted)
●	Op. margin 19%
●	Net income $8.1mm, +130% (+27% adjusted)
●	Earnings per diluted share $0.36, +127% (+25% adjusted)
●	Cash up $9.2mm to $90.2mm

Bovine patches (+16%), valvulotomes (+18%), bovine grafts (+13%), carotid shunts (+22%) and allografts (+18%) drove Q2 sales. EMEA was up 26%, APAC 21% and the Americas 16%.

The gross margin decreased to 64.0% in Q2 (vs. 66.0% in Q2 2022), driven by manufacturing inefficiencies and distribution sales of porcine patches, partially offset by price increases.

Operating income of $9.5mm was up 63% vs. Q2 2022. Excluding St. Etienne factory closure charges, operating income was up 8%. Operating expenses (excluding St. Etienne charges) grew 19% due to sales rep growth and higher commissions, as well as CE-related regulatory costs.

George LeMaitre, Chairman and CEO, said “16% organic sales growth and 25% adjusted EPS growth was a result of increased hospital procedures and our 9% price increase. In retrospect, our 2022 hiring surge seems well-timed.”

Business Outlook

	Q3 2023 Guidance	Q4 2023 Guidance	Full Year 2023 Guidance
Sales	$46.5mm - $48.9mm (Mid: $47.7mm, +22%, +16% Org.)	$49.3mm - $51.7mm (Mid: $50.5mm, +23%, +17% Org.)	$193.0mm - $197.8mm (Mid: $195.4mm, +21%, +18% Org.)
Gross Margin	64.3%	64.6%	64.6%
Op. Inc.	$7.4mm - $8.9mm (Mid: $8.2mm, +33%)	$8.7mm - $10.2mm (Mid: $9.4mm, +36%)	$33.4mm - $36.5mm (Mid $34.9mm, +30%)
Op. Inc. Ex-Special*	-	-	$33.9mm - $37.0mm (Mid $35.4mm, +18%)
EPS	$0.28 - $0.33 (Mid: $0.31, +24%)	$0.32 - $0.38 (Mid: $0.35, +39%)	$1.23 - $1.34 (Mid: $1.28, +38%)
EPS Ex-Special*	-	-	$1.25 - $1.35 (Mid: $1.30, +22%)

*Special charges are related to the St. Etienne factory closure.

Quarterly Dividend

On July 25, 2023, the Company's Board of Directors approved a quarterly dividend of $0.14/share of common stock. The dividend will be paid on August 31, 2023 to shareholders of record on August 17, 2023.

Share Repurchase Program

On February 21, 2023, the Company's Board of Directors authorized the repurchase of up to $25.0mm of the Company’s common stock. The repurchase program may be suspended or discontinued at any time and will conclude on February 21, 2024, unless extended by the Board.

Conference Call Reminder

Management will conduct a conference call at 5:00pm ET today. The conference call will be broadcast live over the Internet. Individuals interested in listening to the webcast can log on to the Company's website at www.lemaitre.com/investor. Access to the live call is available by registering online here. All registrants will receive dial-in information and a PIN allowing them to access the live call. The audio webcast can also be accessed live or via replay through a webcast at http://www.lemaitre.com/investor. For individuals unable to join the live conference call, a replay will be available on the Company's website.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

About LeMaitre

LeMaitre is a provider of devices, implants and services for the treatment of peripheral vascular disease, a condition that affects more than 200 million people worldwide. The Company develops, manufactures and markets disposable and implantable vascular devices to address the needs of its core customer, the vascular surgeon.

LeMaitre is a registered trademark of LeMaitre Vascular, Inc. This press release may include other trademarks and trade names of the Company.

For more information about the Company, please visit http://www.lemaitre.com.

Use of Non-GAAP Financial Measures

LeMaitre management believes that in order to better understand the Company's short- and long-term financial trends, investors may wish to consider certain non-GAAP financial measures as a supplement to financial performance measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and do not have standardized meanings. These non-GAAP measures result from facts and circumstances that may vary in frequency and/or impact on continuing operations. Non-GAAP measures should be considered in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported non-GAAP sales growth percentages after adjusting for the impact of foreign currency exchange, business development transactions, and/or other events, including EBITDA. This press release also provides guidance for operating income and EPS excluding the special charge relating to the closure of our St. Etienne factory and revenue related the Aziyo distribution agreement. The Company refers to the calculation of non-GAAP sales growth percentages as "organic." The Company analyzes non-GAAP sales on a constant currency basis, net of acquisitions and other non-recurring events, and the aforementioned non-GAAP profitability measures to better measure the comparability of results between periods. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, divestitures, product discontinuations, factory closures, and other strategic transactions are episodic in nature and are highly variable to the reported sales results, the Company believes that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to management. The Company believes that the presentation of guidance described above for operating income and EPS provides an alternative and meaningful view of the Company’s profitability.

Forward-Looking Statements

The Company's current financial results, as discussed in this release, are preliminary and unaudited, and subject to adjustment. This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding the Company's business that are not historical facts may be "forward-looking statements" that involve risks and uncertainties. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results expected, including, but not limited to, the status of our global regulatory approvals and compliance with regulatory requirements to market and sell our products both in the U.S. and outside of the U.S.; the risk of significant fluctuations in our quarterly and annual results due to numerous factors; the risk that assumptions about the market for the Company’s products and the productivity of the Company’s direct sales force and distributors may not be correct; the risk that we may not be able to maintain our recent levels of profitability; the risk that the Company may not realize the anticipated benefits of its strategic activities; risks related to the integration of acquisition targets; the acceleration or deceleration of product growth rates; risks related to product demand and market acceptance of the Company’s products and pricing; the risk that a recall of our products could result in significant costs or negative publicity; the risk that the Company is not successful in transitioning to a direct-selling model in new territories and other risks and uncertainties included under the heading "Risk Factors" in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, which are all available on the Company's investor relations website at http://www.lemaitre.com and on the SEC's website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

CONTACT:

J.J. Pellegrino, CFO, LeMaitre
781-425-1691
jjpellegrino@lemaitre.com

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	June 30, 2023	December 31, 2022
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$19,488	$19,134
Short-term marketable securities	70,689	63,557
Accounts receivable, net	26,406	22,040
Inventory and other deferred costs	53,831	50,271
Prepaid expenses and other current assets	4,076	6,731
Total current assets	174,490	161,733

Property and equipment, net	21,217	17,901
Right-of-use leased assets	15,804	15,634
Goodwill	65,945	65,945
Other intangibles, net	43,999	46,527
Deferred tax assets	2,081	1,745
Other assets	2,931	991

Total assets	$326,467	$310,476

Liabilities and stockholders' equity

Current liabilities:
Accounts payable	$3,519	$2,903
Accrued expenses	19,327	19,967
Acquisition-related obligations	651	573
Lease liabilities - short-term	2,358	1,886
Total current liabilities	25,855	25,329

Lease liabilities - long-term	14,449	14,710
Deferred tax liabilities	72	69
Other long-term liabilities	2,264	2,167
Total liabilities	42,640	42,275

Stockholders' equity
Common stock	239	237
Additional paid-in capital	196,941	189,268
Retained earnings	105,696	97,773
Accumulated other comprehensive loss	(5,822)	(6,031)
Treasury stock	(13,227)	(13,046)
Total stockholders' equity	283,827	268,201

Total liabilities and stockholders' equity	$326,467	$310,476

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(amounts in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Net sales	$50,115	$42,108	$97,190	$81,669
Cost of sales	18,029	14,298	34,221	27,897

Gross profit	32,086	27,810	62,969	53,772

Operating expenses:
Sales and marketing	10,216	8,242	21,113	16,092
General and administrative	7,722	7,331	15,654	14,583
Research and development	4,516	3,346	8,391	6,278
Restructuring	180	3,107	485	3,107
Total operating expenses	22,634	22,026	45,643	40,060

Income from operations	9,452	5,784	17,326	13,712

Other income (expense):
Interest income	682	167	1,250	275
Foreign currency gain (loss)	185	(403)	(240)	(443)

Income before income taxes	10,319	5,548	18,336	13,544

Provision for income taxes	2,221	2,033	4,198	3,991

Net income	$8,098	$3,515	$14,138	$9,553

Earnings per share of common stock
Basic	$0.36	$0.16	$0.64	$0.44
Diluted	$0.36	$0.16	$0.63	$0.43

Weighted - average shares outstanding:
Basic	22,213	21,958	22,162	21,947
Diluted	22,451	22,129	22,371	22,115

Cash dividends declared per common share	$0.140	$0.125	$0.280	$0.250

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
SELECTED NET SALES INFORMATION
(amounts in thousands)
(unaudited)

	For the three months ended				For the six months ended
	June 30, 2023		June 30, 2022		June 30, 2023		June 30, 2022
	$	%	$	%	$	%	$	%
Net Sales by Geography
Americas	$33,507	67%	$28,854	69%	$65,633	67%	$55,397	68%
Europe, Middle East and Africa	13,580	27%	10,749	25%	25,857	27%	21,243	26%
Asia Pacific	3,028	6%	2,505	6%	5,700	6%	5,029	6%
Total Net Sales	$50,115	100%	$42,108	100%	$97,190	100%	$81,669	100%

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)
NON-GAAP FINANCIAL MEASURES
(amounts in thousands)
(unaudited)

	For the three months ended		For the six months ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Reconciliation between GAAP and Non-GAAP EBITDA
Net income as reported	$8,098	$3,515	$14,138	$9,553
Interest (income) expense, net	(682)	(167)	(1,250)	(275)
Amortization and depreciation expense	2,326	2,444	4,677	4,817
Provision for income taxes	2,221	2,033	4,198	3,991

EBITDA	$11,963	$7,825	$21,763	$18,086

EBITDA percentage increase		53%		20%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
NON-GAAP FINANCIAL MEASURES
(amounts in thousands)
(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ended June 30, 2023
Net sales as reported	$50,115
Net distribution sales	(1,233)
Impact of currency exchange rate fluctuations	12
Adjusted net sales		$48,894

For the three months ended June 30, 2022
Net sales as reported	$42,108
Adjusted net sales		$42,108

Adjusted net sales increase for the three months ended June 30, 2023		$6,786	16%

Reconciliation between GAAP and Non-GAAP operating income growth:
For the three months ended June 30, 2023
Operating income as reported	$9,452
Impact of special charge	180
Adjusted operating income		$9,632

For the three months ended June 30, 2022
Operating income as reported	$5,784
Impact of special charge	3,107
Adjusted operating income		$8,891

Adjusted operating income increase for the three months ended June 30, 2023		$741	8%

Reconciliation between GAAP and Non-GAAP net income growth:
For the three months ended June 30, 2023
Net income as reported	$8,098
Impact of special charge, including tax	134
Adjusted net income		$8,232

For the three months ended June 30, 2022
Net income as reported	$3,515
Impact of special charge, including tax	2,986
Adjusted net income		$6,501

Adjusted net income increase for the three months ended June 30, 2023		$1,731	27%

Reconciliation between GAAP and Non-GAAP EPS growth:
For the three months ended June 30, 2023
EPS as reported	$0.36
Impact of special charge, including tax	0.01
Adjusted EPS		$0.37

For the three months ended June 30, 2022
EPS as reported	$0.16
Impact of special charge, including tax	0.13
Adjusted EPS		$0.29

Adjusted EPS increase for the three months ended June 30, 2023		$0.08	25%

Reconciliation between GAAP and Non-GAAP operating expense growth:
For the three months ended June 30, 2023
Operating expenses as reported	$22,634
Impact of special charge	(180)
Adjusted operating expenses		$22,454

For the three months ended June 30, 2022
Operating expenses as reported	$22,026
Impact of special charge	(3,107)
Adjusted operating expenses		$18,919

Adjusted operating expense increase for the three months ended June 30, 2023		$3,535	19%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)
NON-GAAP FINANCIAL MEASURES
(amounts in thousands)
(unaudited)

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the three months ending September 30, 2023
Net sales per guidance (midpoint)	$47,707
Net distribution sales	(1,667)
Impact of currency exchange rate fluctuations	(866)
Adjusted projected net sales		$45,174

For the three months ended September 30, 2022
Net sales as reported	$39,028
Adjusted net sales		$39,028

Adjusted projected net sales increase for the three months ending September 30, 2023		$6,146	16%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the three months ending December 31, 2023
Net sales per guidance (midpoint)	$50,500
Net distribution sales	(1,600)
Impact of currency exchange rate fluctuations	(1,020)
Adjusted projected net sales		$47,880

For the three months ended December 31, 2022
Net sales as reported	$40,954
Adjusted net sales		$40,954

Adjusted projected net sales increase for the three months ending December 31, 2023		$6,926	17%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the year ending December 31, 2023
Net sales per guidance (midpoint)	$195,397
Net distribution sales	(4,500)
Impact of currency exchange rate fluctuations	(824)
Adjusted projected net sales		$190,073

For the year ended December 31, 2022
Net sales as reported	$161,651
Adjusted net sales		$161,651

Adjusted projected net sales increase for the year ending December 31, 2023		$28,422	18%

Reconciliation between GAAP and Non-GAAP projected operating income:
For the year ending December 31, 2023
Operating income per guidance (midpoint)	$34,917
Impact of special charge	485
Adjusted projected operating income		$35,402

For the year ended December 31, 2022
Operating income as reported	$26,829
Impact of special charge	3,107
Adjusted operating income		$29,936

Adjusted projected operating income increase for the year ending December 31, 2023		$5,466	18%

Reconciliation between GAAP and Non-GAAP projected EPS:
For the year ending December 31, 2023
EPS per guidance (midpoint)	$1.28
Impact of special charge, includng tax	0.02
Adjusted EPS		$1.30

For the year ended December 31, 2022
EPS as reported	$0.93
Impact of special charge, including tax	0.13
Adjusted EPS		$1.06

Adjusted projected EPS increase for the year ending December 31, 2023		$0.24	22%